UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: FEBRUARY 1, 2006
(Date of earliest event reported)
Commission file number 0-4065-1

Lancaster Colony Corporation
(Exact name of registrant as specified in its charter)

Ohio	13-1955943
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

37 West Broad Street	43215
Columbus, Ohio	(Zip Code)
(Address of principal executive offices)
614-224-7141
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement
     On February 1, 2006, Lancaster Colony Corporation (the “Company”) entered into a Stock Purchase Agreement pursuant to which the Company has agreed to purchase 100,000 shares of common stock from the Estate of Dorothy Fox (the “Estate”) at a per share price equal to the average closing price of the Company’s common stock over the eight (8) trading days beginning February 1, 2006. Robert L. Fox, a Director of the Company, serves as Executor of the Estate.
Item 9.01    Financial Statements and Exhibits
     (c)    Exhibits:
10.1	Stock Purchase Agreement between the Registrant and the Estate of Dorothy B. Fox.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lancaster Colony Corporation
(Registrant)

Date: February 1, 2006	By:	/s/ John L. Boylan
John L. Boylan Treasurer, Vice President, Assistant Secretary and Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit
Number	Description	Located at
10.1	Stock Purchase Agreement between Registrant and Estate of Dorothy B. Fox	Filed herewith